Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

(In Millions, Except Per Share Amounts)	Year Ended December 31,
	2013	2012
REVENUES:
Timber	$669	$641
Real Estate	286	352
Manufacturing	362	324
Energy and Natural Resources	23	22
Total Revenues	1,340	1,339

COSTS AND EXPENSES:
Cost of Goods Sold:
Timber	495	498
Real Estate	110	157
Manufacturing	310	286
Energy and Natural Resources	5	2
Total Cost of Goods Sold	920	943
Selling, General and Administrative	123	116
Total Costs and Expenses	1,043	1,059

Other Operating Income (Expense), net	(2)	1

Operating Income	295	281

Equity Earnings from Timberland Venture	63	59
Equity Earnings from Real Estate Development Joint Ventures	—	—

Interest Expense, net:
Interest Expense (Debt Obligations to Unrelated Parties)	83	82
Interest Expense (Note Payable to Timberland Venture)	58	58
Total Interest Expense, net	141	140

Loss on Extinguishment of Debt	(4)	—

Income before Income Taxes	213	200

Provision (Benefit) for Income Taxes	(1)	(3)

Net Income	$214	$203

PER SHARE AMOUNTS:

Net Income per Share – Basic	$1.30	$1.25
Net Income per Share – Diluted	$1.30	$1.25

Weighted-Average Number of Shares Outstanding
– Basic	164.6	161.5
– Diluted	165.0	161.9

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

(In Millions, Except Per Share Amounts)	Quarter Ended December 31,
	2013	2012
REVENUES:
Timber	$182	$161
Real Estate	59	109
Manufacturing	83	78
Energy and Natural Resources	7	6
Total Revenues	331	354

COSTS AND EXPENSES:
Cost of Goods Sold:
Timber	131	124
Real Estate	27	33
Manufacturing	73	69
Energy and Natural Resources	2	1
Total Cost of Goods Sold	233	227
Selling, General and Administrative	34	30
Total Costs and Expenses	267	257

Other Operating Income (Expense), net	—	—

Operating Income	64	97

Equity Earnings from Timberland Venture	16	17
Equity Earnings from Real Estate Development Joint Ventures	—	—

Interest Expense, net:
Interest Expense (Debt Obligations to Unrelated Parties)	22	21
Interest Expense (Note Payable to Timberland Venture)	15	15
Total Interest Expense, net	37	36

Loss on Extinguishment of Debt	(4)	—

Income before Income Taxes	39	78

Provision (Benefit) for Income Taxes	(1)	(1)

Net Income	$40	$79

PER SHARE AMOUNTS:

Net Income per Share – Basic	$0.24	$0.49
Net Income per Share – Diluted	$0.24	$0.49

Weighted-Average Number of Shares Outstanding
– Basic	170.0	161.7
– Diluted	170.4	162.2

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

(In Millions, Except Per Share Amounts)	December 31, 2013	December 31, 2012
ASSETS
Current Assets:
Cash and Cash Equivalents	$433	$356
Accounts Receivable	29	22
Inventories	55	49
Deferred Tax Asset	6	7
Assets Held for Sale	92	61
Other Current Assets	15	13
	630	508

Timber and Timberlands, net	4,180	3,363
Minerals and Mineral Rights, net	298	87
Property, Plant and Equipment, net	118	127
Equity Investment in Timberland Venture	211	204
Equity Investment in Real Estate Development Joint Ventures	139	—
Deferred Tax Asset	20	19
Investment in Grantor Trusts (at Fair Value)	45	39
Other Assets	54	37
Total Assets	$5,695	$4,384

LIABILITIES
Current Liabilities:
Current Portion of Long-Term Debt	$—	$248
Line of Credit	467	104
Accounts Payable	24	26
Interest Payable	22	26
Wages Payable	29	29
Taxes Payable	10	9
Deferred Revenue	26	23
Other Current Liabilities	10	7
	588	472

Long-Term Debt	2,414	1,815
Note Payable to Timberland Venture	783	783
Other Liabilities	78	91
Total Liabilities	3,863	3,161

Commitments and Contingencies

STOCKHOLDERS’ EQUITY
Preferred Stock, $0.01 Par Value, Authorized Shares – 75.0, Outstanding – None	—	—
Common Stock, $0.01 Par Value, Authorized Shares – 300.6, Outstanding (net of Treasury Stock) – 177.0 at December 31, 2013 and 162.0 at December 31, 2012	2	2
Additional Paid-In Capital	2,942	2,288
Retained Earnings (Accumulated Deficit)	(173)	(97)
Treasury Stock, at Cost, Common Shares – 27.0 at December 31, 2013 and 26.9 at December 31, 2012	(940)	(938)
Accumulated Other Comprehensive Income (Loss)	1	(32)
Total Stockholders’ Equity	1,832	1,223
Total Liabilities and Stockholders’ Equity	$5,695	$4,384

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Year Ended December 31,
(In Millions)	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$214	$203
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation, Depletion and Amortization (Includes $4 Loss Related to Forest Fires in 2013)	119	114
Basis of Real Estate Sold	91	138
Equity Earnings from Timberland Venture	(63)	(59)
Distributions from Timberland Venture	56	56
Deferred Income Taxes	(3)	(3)
Loss on Extinguishment of Debt	4	—
Deferred Revenue from Long-Term Gas Leases (Net of Amortization)	(8)	(8)
Timber Deed Acquired	(18)	(98)
Pension Plan Contributions	—	(20)
Working Capital Changes	(17)	15
Other	29	15
Net Cash Provided By (Used In) Operating Activities	404	353

CASH FLOWS FROM INVESTING ACTIVITIES
Capital Expenditures (Excluding Timberland Acquisitions)	(71)	(72)
Timberlands Acquired	(81)	(18)
Minerals and Mineral Rights Acquired	(156)	(76)
Payment for Acquisition of MeadWestvaco ("MWV") Timberland Assets, net	(221)	—
Other	—	(1)
Net Cash Provided By (Used In) Investing Activities	(529)	(167)

CASH FLOWS FROM FINANCING ACTIVITIES
Dividends	(290)	(272)
Borrowings on Line of Credit	1,771	1,843
Repayments on Line of Credit	(1,408)	(2,087)
Proceeds from Issuance of Long-Term Debt	—	773
Debt Issuance Costs	(1)	(5)
Principal Payments and Retirement of Long-Term Debt	(513)	(353)
Proceeds from Stock Option Exercises	37	18
Acquisition of Treasury Stock	(2)	(1)
Proceeds from Issuance of Common Stock	607	—
Other	1	—
Net Cash Provided By (Used In) Financing Activities	202	(84)

Increase (Decrease) In Cash and Cash Equivalents	77	102
Cash and Cash Equivalents:
Beginning of Period	356	254

End of Period	$433	$356

NON-CASH INVESTING AND FINANCING ACTIVITIES NOT REFLECTED ABOVE:
Issuance of Note Payable to MWV as Consideration for Timberland Assets Acquired	$860	$—

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Quarter Ended December 31,
(In Millions)	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$40	$79
Adjustments to Reconcile Net Income to Net Cash Provided By Operating Activities:
Depreciation, Depletion and Amortization	33	27
Basis of Real Estate Sold	22	27
Equity Earnings from Timberland Venture	(16)	(17)
Deferred Income Taxes	(2)	(2)
Loss on Extinguishment of Debt	4	—
Deferred Revenue from Long-Term Gas Leases (Net of Amortization)	(2)	(2)
Pension Plan Contributions	—	(10)
Working Capital Changes	(5)	10
Other	10	4
Net Cash Provided By (Used In) Operating Activities	84	116

CASH FLOWS FROM INVESTING ACTIVITIES
Capital Expenditures (Excluding Timberland Acquisitions)	(20)	(20)
Timberlands Acquired	(1)	—
Minerals and Mineral Rights Acquired	—	(76)
Payment for Acquisition of MeadWestvaco ("MWV") Timberland Assets, net	(221)	—
Net Cash Provided By (Used In) Investing Activities	(242)	(96)

CASH FLOWS FROM FINANCING ACTIVITIES
Dividends	(78)	(68)
Borrowings on Line of Credit	520	131
Repayments on Line of Credit	(560)	(378)
Proceeds from Issuance of Long-Term Debt	—	323
Debt Issuance Costs	(1)	(2)
Principal Payments and Retirement of Long-Term Debt	(339)	(3)
Proceeds from Stock Option Exercises	2	13
Proceeds from Issuance of Common Stock	607	—
Other	1	—
Net Cash Provided By (Used In) Financing Activities	152	16

Increase (Decrease) In Cash and Cash Equivalents	(6)	36
Cash and Cash Equivalents:
Beginning of Period	439	320

End of Period	$433	$356

NON-CASH INVESTING AND FINANCING ACTIVITIES NOT REFLECTED ABOVE:
Issuance of Note Payable to MWV as Consideration for Timberland Assets Acquired	$860	$—

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
SEGMENT DATA
(UNAUDITED)

	Year Ended December 31,
(In Millions)	2013	2012
Revenues:
Northern Resources	$260	$246
Southern Resources	435	417
Real Estate	286	352
Manufacturing	362	324
Energy and Natural Resources	23	22
Eliminations	(26)	(22)
Total Revenues	$1,340	$1,339

Operating Income (Loss):
Northern Resources	$32	$20
Southern Resources	108	90
Real Estate	169	187
Manufacturing	43	29
Energy and Natural Resources	19	19
Other Costs and Eliminations, net (A)	(76)	(64)
Total Operating Income	$295	$281

Adjusted EBITDA by Segment: (B)
Northern Resources	$62	$46
Southern Resources	173	157
Real Estate	261	326
Manufacturing	59	44
Energy and Natural Resources	22	20
Other Costs and Eliminations, net	(75)	(63)
Total	$502	$530

(A) During 2013, the company recorded a loss of $5 million related to the early termination of an equipment lease. The lease was accounted for as an operating lease. This amount is reported as an operating loss in Other Costs and Eliminations, net and is included in Other Operating Income (Expense), net in the Consolidated Statements of Income.

(B) Refer to the separate schedule, "Segment Data - Adjusted EBITDA" for reconciliations of Adjusted EBITDA to operating income and net cash provided by operating activities.

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
SEGMENT DATA
(UNAUDITED)

	Quarter Ended December 31,
(In Millions)	2013	2012
Revenues:
Northern Resources	$66	$61
Southern Resources	122	105
Real Estate	59	109
Manufacturing	83	78
Energy and Natural Resources	7	6
Eliminations	(6)	(5)
Total Revenues	$331	$354

Operating Income (Loss):
Northern Resources	$8	$5
Southern Resources	34	24
Real Estate	31	74
Manufacturing	8	7
Energy and Natural Resources	5	5
Other Costs and Eliminations, net	(22)	(18)
Total Operating Income	$64	$97

Adjusted EBITDA by Segment: (A)
Northern Resources	$15	$11
Southern Resources	54	39
Real Estate	53	101
Manufacturing	12	11
Energy and Natural Resources	6	6
Other Costs and Eliminations, net	(22)	(18)
Total	$118	$150

(A) Refer to the separate schedule, "Segment Data - Adjusted EBITDA" for reconciliations of Adjusted EBITDA to operating income and net cash provided by operating activities.

Exhibit 99.2

Plum Creek Timber Company, Inc
Selected Operating Statistics
(Unaudited)

		2013
		1st Qtr	2nd Qtr		3rd Qtr	4th Qtr	YTD
Sales Realization	Units
Southern Resources
Sawlog	$/Ton Stumpage	$21	$21		$22	$22	$22
Pulpwood	$/Ton Stumpage	$11	$11		$11	$12	$11
Northern Resources
Sawlog	$/Ton Delivered	$77	$79	$—	$79	$81	$79
Pulpwood	$/Ton Delivered	$43	$42		$43	$43	$43

Lumber (1)	$/MBF	$568	$544		$498	$536	$534
Plywood (1)	$/MSF	$462	$464		$457	$450	$458
Fiberboard (1)	$/MSF	$639	$668		$680	$672	$665

Sales Volume
Southern Resources
Sawlog	1,000 Tons	1,339	1,276		1,544	1,733	5,892
Pulpwood	1,000 Tons	1,771	1,688		1,952	2,153	7,564
Total Harvest		3,110	2,964		3,496	3,886	13,456
Northern Resources
Sawlog	1,000 Tons	704	581		636	566	2,487
Pulpwood	1,000 Tons	414	209		387	401	1,411
Total Harvest		1,118	790		1,023	967	3,898

Lumber	MBF	30,535	36,770		40,622	37,990	145,917
Plywood	MSF	46,905	48,364		46,709	45,164	187,142
Fiberboard	MSF	52,329	60,273		54,795	46,250	213,647

		2012
		1st Qtr	2nd Qtr		3rd Qtr	4th Qtr	YTD
Sales Realization	Units
Southern Resources
Sawlog	$/Ton Stumpage	$19	$20		$20	$20	$20
Pulpwood	$/Ton Stumpage	$10	$10		$10	$11	$10
Northern Resources
Sawlog	$/Ton Delivered	$67	$71		$69	$68	$69
Pulpwood	$/Ton Delivered	$42	$42		$42	$42	$42

Lumber (1)	$/MBF	$529	$551		$525	$521	$532
Plywood (1)	$/MSF	$387	$409		$432	$450	$419
Fiberboard (1)	$/MSF	$607	$620		$636	$634	$625

Sales Volume
Southern Resources
Sawlog	1,000 Tons	1,340	1,533		1,533	1,333	5,739
Pulpwood	1,000 Tons	1,842	1,933		2,151	2,084	8,010
Total Harvest		3,182	3,466		3,684	3,417	13,749
Northern Resources
Sawlog	1,000 Tons	656	632		679	634	2,601
Pulpwood	1,000 Tons	452	316		441	377	1,586
Total Harvest		1,108	948		1,120	1,011	4,187

Lumber	MBF	30,199	30,340		27,645	27,158	115,342
Plywood	MSF	53,301	51,397		48,984	45,674	199,356
Fiberboard	MSF	44,701	52,475		54,992	47,314	199,482

(1) Represents prices at mill level.

Exhibit 99.2

Plum Creek Timber Company, Inc.
Land Sale Statistics
(Unaudited)

	2013
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Acres Sold
Small Non-strategic	5,685	17,130	17,300	3,985	44,100
Large Non-strategic (1)	36,000	—	15,370	—	51,370
Conservation	970	17,525	1,385	6,125	26,005
HBU/Recreation	7,595	9,825	9,455	20,095	46,970
Development Properties	—	—	—	—	—
Conservation Easements	n/a	n/a	n/a	n/a	n/a
	50,250	44,480	43,510	30,205	168,445
Price per Acre
Small Non-strategic	$1,230	$1,185	$1,280	$1,290	$1,235
Large Non-strategic	$1,475	$—	$3,415	$—	$2,050
Conservation	$2,580	$835	$1,920	$1,015	$1,000
HBU/Recreation	$2,015	$1,925	$1,925	$2,100	$2,010
Development Properties	$—	$—	$—	$—	$—
Conservation Easements	$—	$—	$—	$600	$600

Revenue, ($ millions)
Small Non-strategic	$7	$20	$22	$5	$54
Large Non-strategic	$53	$—	$53	$—	$106
Conservation	$3	$14	$3	$6	$26
HBU/Recreation	$15	$19	$18	$43	$95
Development Properties	$—	$—	$—	$—	$—
Conservation Easements	$—	$—	$—	$5	$5
	$78	$53	$96	$59	$286

Proceeds from Real Estate Joint Venture (3)	$—	$—	$—	$—	$—

Basis of Real Estate Sold (4)	$25	$17	$26	$22	$90
	2012
	1st Qtr	2nd Qtr (2)	3rd Qtr	4th Qtr	YTD
Acres Sold
Small Non-strategic	4,385	17,870	5,750	17,115	45,120
Large Non-strategic (1)	69,770	—	99,800	16,600	186,170
Conservation	1,145	1,320	5,400	3,565	11,430
HBU/Recreation	4,030	6,720	5,410	9,735	25,895
Development Properties	—	—	—	—	—
Conservation Easements	n/a	n/a	n/a	n/a	n/a
	79,330	25,910	116,360	47,015	268,615
Price per Acre
Small Non-strategic	$1,115	$1,165	$1,455	$1,365	$1,270
Large Non-strategic	$1,210	$—	$675	$3,510	$1,130
Conservation	$1,560	$2,315	$905	$2,260	$1,555
HBU/Recreation	$2,140	$1,955	$2,100	$1,940	$2,000
Development Properties	$—	$—	$—	$—	$—
Conservation Easements	$—	$28	$—	$—	$28

Revenue, ($ millions)
Small Non-strategic	$5	$21	$8	$24	$58
Large Non-strategic	$84	$—	$67	$58	$209
Conservation	$2	$3	$5	$8	$18
HBU/Recreation	$9	$13	$11	$19	$52
Development Properties	$—	$—	$—	$—	$—
Conservation Easements	$—	$10	$—	$—	$10
	$100	$47	$91	$109	$347

Proceeds from Real Estate Joint Venture (3)	$—	$—	$5	$—	$5

Basis of Real Estate Sold (4)	$63	$12	$36	$27	$138

Exhibit 99.2

Plum Creek Timber Company, Inc.
Notes to Land Sale Statistics
(Unaudited)

(1) During the third quarter of 2013, the company sold 15,300 acres of Large Non-strategic lands located in Oregon for $52.5 million. During the first quarter of 2013, the company sold 36,000 acres of Large Non-strategic lands located in Texas and Oklahoma for $52.7 million. During the first quarter of 2012, the company sold 69,800 acres of Large Non-strategic lands located in the Florida panhandle area for $84.5 million. During the third quarter of 2012, the company sold 99,800 acres of Large Non-strategic lands located in Wisconsin for $67.1 million. During the fourth quarter of 2012, the company sold 16,600 acres of Large Non-strategic lands located in Oregon for $58.2 million.

(2) During the second quarter of 2012, the company received $10 million in exchange for placing a conservation easement on approximately 360,000 acres in Maine.

(3) Not reflected in the land sale statistics (acres sold, price per acre and revenue).

(4) Includes $9 million in the third quarter of 2013 for a 15,400 acre Large Non-Strategic sale located in Oregon and $18 million in the first quarter of 2013 from a 36,000 acre Large Non-strategic sale located in Texas and Oklahoma. Includes $58 million in the first quarter of 2012 from a 69,800 acre Large Non-strategic sale located primarily in the Florida panhandle area, $26 million in the third quarter of 2012 from a 99,800 acre Large Non-strategic sale in Wisconsin and $12 million in the fourth quarter of 2012 from a 16,600 acre Large Non-strategic sale in Oregon.

Exhibit 99.2

PLUM CREEK TIMBER COMPANY, INC.
DEBT REPAYMENT SCHEDULE
(UNAUDITED)

(In Millions)	September 30, 2013			December 31, 2013
Debt Issuance, Interest Rate		Borrowings	Repayments (E)
Line of Credit, 1.38% (A)	$507	—	(40)	$467

Term Credit Agreement due 2019, 1.0% (B)	450	—	(225)	225

Private Debt:
Senior Notes due 2013, 7.76%	72	—	(72)	—
Senior Notes due 2013-2016, 8.05%	14	—	(14)	—

Public Debt: (C)
Senior Notes due 2015, 5.875%	456	—	(18)	438
Senior Notes due 2021, 4.70%	575	—	(7)	568
Senior Notes due 2023, 3.25%	322	—	—	323

Installment Note Payable due 2023, 4.5% (D)	—	860	—	860

Note Payable to Timberland Venture due 2018, 7.375%	783	—	—	783

Total Debt	$3,179	$860	$(376)	$3,664

(A) Variable rate debt, represents interest rate as of September 30, 2013.

(B) Variable rate debt, represents interest rate as of September 30, 2013, net of expected patronage.

(C) Beginning and ending balances for Public Debt are stated net of discount. Amounts may not total across the columns.

(D) Estimated effective rate, net of expected patronage.

(E) Repayments do not include $2 million prepayment penalty paid by the company to retire Private Debt, or $2 million premium paid by the company to retire Public Debt.

Exhibit 99.2

Plum Creek Timber Company, Inc.
Debt Maturities Schedule
December 31, 2013
(Unaudited)

	Borrowings
(In Millions)	Principal	Weighted Avg. Interest Rate
Annual Maturities through 2017:
2015	$440	5.875%

Exhibit 99.2

Plum Creek Timber Company, Inc.
Acreage Ownership by State
December 31, 2013
(Unaudited)

Alabama	154,000
Arkansas	714,000
Florida	418,000
Georgia	798,000
Louisiana	404,000
Maine	865,000
Michigan	576,000
Mississippi	583,000
Montana	891,000
New Hampshire	24,000
North Carolina	4,000
Oregon	356,000
South Carolina	350,000
Texas	2,000
Vermont	86,000
Virgina	126,000
Washington	83,000
West Virginia	257,000
Wisconsin	67,000
Total	6,758,000

Exhibit 99.2

Plum Creek Timber Company, Inc.
Reconciliation of GAAP Net Income to Adjusted Net Income Excluding
Items Related to the Acquisition of Timberland Assets from MWV
(Unaudited)

The following table reconciles the company's reported GAAP net income and earnings per diluted share (EPS) during the quarterly and twelve month periods ended December 31, 2013 to adjusted amounts:

	Year Ended December 31, 2013		Quarter Ended December 31, 2013
(In Millions, Except Per Share Amounts)	Dollars	Diluted EPS	Dollars	Diluted EPS
Reported GAAP Net Income	$214	$1.30	$40	$0.24

Loss Related to Forest Fires (A)	4	0.02	—	—

MWV Acquisition Adjustments
Loss on Extinguishment of Debt (B)	4	0.03	4	0.02
Transaction Expenses (C)	5	0.03	5	0.03
Increased Interest Expense, Net (D)	3	0.02	3	0.02

Non-GAAP Adjusted Net Income and Per-Share Amounts (E)	$230	$1.39	$52	$0.31

(A) During the third quarter of 2013, the company's Northern Resources Segment recognized a $4 million loss, representing the book basis of timber volume destroyed as a result of forest fires in Montana and Oregon.

(B) Consists primarily of prepayment penalties and premiums related to early debt repayments reported as Loss on Extinguishment of Debt in the Consolidated Statements of Income.

(C) Includes closing costs and acquisition expenses reported in Selling, General and Administrative Expense in the Consolidated Statements of Income.

(D) Includes additional Interest Expense related to the $860 million Installment Note Payable, partially offset by the impact of early debt repayments.

(E) Diluted per share amounts are computed independently for each caption presented. Therefore, the sum of the per share components from the table above may not equal the per share amount presented.

Exhibit 99.2

Plum Creek Timber Company, Inc.
Segment Data - Adjusted EBITDA
Reconciliation of Operating Income and Net Cash
Provided by Operating Activities
(Unaudited)

We define Adjusted EBITDA as earnings from continuing operations, excluding equity method earnings, and before interest, taxes, depreciation, depletion, amortization, and basis in lands sold. Adjusted EBITDA is not considered a measure of financial performance under U.S. generally accepted accounting principles (U.S. GAAP) and the items excluded from Adjusted EBITDA are significant components of our consolidated financial statements.

We present Adjusted EBITDA as a supplemental performance measure because we believe it facilitates operating performance comparisons from period to period, and each business segment’s contribution to that performance, by eliminating non-cash charges to earnings, which can vary significantly by business segment. These non-cash charges include timber depletion, depreciation of fixed assets and the basis in lands sold. We also use Adjusted EBITDA as a supplemental liquidity measure because we believe it is useful in measuring our ability to generate cash. In addition, we believe Adjusted EBITDA is commonly used by investors, lenders and rating agencies to assess our financial performance.

A reconciliation of Adjusted EBITDA to net income and net cash from operating activities, the most directly comparable U.S. GAAP performance and liquidity measures, is provided in the following schedules:

	Year Ended December 31, 2013

	Operating Income	Depreciation, Depletion and Amortization(1)	Basis of Real Estate Sold	Adjusted EBITDA
By Segment
Northern Resources	$32	$30	$—	$62
Southern Resources	108	65	—	173
Real Estate	169	1	91	261
Manufacturing	43	16	—	59
Energy and Natural Resources	19	3	—	22
Other Costs and Eliminations	(73)	1	—	(72)
Other Unallocated Operating Income (Expense), net	(3)	—	—	(3)
Total	$295	$116	$91	$502

Reconciliation to Net Income(2)
Equity Earnings from Timberland Venture	63
Interest Expense	(141)
Gain (Loss) on Extinguishment of Debt	(4)
(Provision) Benefit for Income Taxes	1
Net Income	$214

Reconciliation to Net Cash Provided By Operating Activities
Net Cash Flows from Operations				$404
Interest Expense				141
Amortization of Debt Costs				(3)
Provision / (Benefit) for Income Taxes				(1)
Distributions from Timberland Venture				(56)
Deferred Income Taxes				3
Gain on Sale of Properties and Other Assets				—
Deferred Revenue from Long-Term Gas Leases				8
Timber Deed Acquired				18
Pension Plan Contributions				—
Working Capital Changes				17
Other				(29)
Adjusted EBITDA				$502

(1) Includes a $4 million loss due to fire damages in the Northern Resources Segment
(2) Includes reconciling items not allocated to segments for financial reporting purposes.

Exhibit 99.2

	Year Ended December 31, 2012

	Operating Income	Depreciation, Depletion and Amortization	Basis of Real Estate Sold	Adjusted EBITDA
By Segment
Northern Resources	$20	$26	$—	$46
Southern Resources	90	67	—	157
Real Estate	187	1	138	326
Manufacturing	29	15	—	44
Energy and Natural Resources	19	1	—	20
Other Costs and Eliminations	(65)	1	—	(64)
Other Unallocated Operating Income (Expense), net	1	—	—	1
Total	$281	$111	$138	$530

Reconciliation to Net Income(1)
Equity Earnings from Timberland Venture	59
Interest Expense	(140)
(Provision) Benefit for Income Taxes	3
Net Income	$203

Reconciliation to Net Cash Provided By Operating Activities
Net Cash Flows from Operations				$353
Interest Expense				140
Amortization of Debt Costs				(3)
Provision / (Benefit) for Income Taxes				(3)
Distributions from Timberland Venture				(56)
Deferred Income Taxes				3
Gain on Sale of Properties and Other Assets				—
Deferred Revenue from Long-Term Gas Leases				8
Timber Deed Acquired				98
Pension Plan Contributions				20
Working Capital Changes				(15)
Other				(15)
Adjusted EBITDA				$530

(1) Includes reconciling items not allocated to segments for financial reporting purposes.

Exhibit 99.2

	Quarter Ended December 31, 2013

	Operating Income	Depreciation, Depletion and Amortization	Basis of Real Estate Sold	Adjusted EBITDA
By Segment
Northern Resources	$8	$7	$—	$15
Southern Resources	34	20	—	54
Real Estate	31	—	22	53
Manufacturing	8	4	—	12
Energy and Natural Resources	5	1	—	6
Other Costs and Eliminations	(22)	—	—	(22)
Other Unallocated Operating Income (Expense), net	—	—	—	—
Total	$64	$32	$22	$118

Reconciliation to Net Income(1)
Equity Earnings from Timberland Venture	16
Interest Expense	(37)
Gain (Loss) on Extinguishment of Debt	(4)
(Provision) Benefit for Income Taxes	1
Net Income	$40

Reconciliation to Net Cash Provided By Operating Activities
Net Cash Flows from Operations				$84
Interest Expense				37
Amortization of Debt Costs				(1)
Provision / (Benefit) for Income Taxes				(1)
Distributions from Timberland Venture				—
Deferred Income Taxes				2
Gain on Sale of Properties and Other Assets				—
Deferred Revenue from Long-Term Gas Leases				2
Timber Deed Acquired				—
Pension Plan Contributions				—
Working Capital Changes				5
Other				(10)
Adjusted EBITDA				$118

(1) Includes reconciling items not allocated to segments for financial reporting purposes.

Exhibit 99.2

	Quarter Ended December 31, 2012

	Operating Income	Depreciation, Depletion and Amortization	Basis of Real Estate Sold	Adjusted EBITDA
By Segment
Northern Resources	$5	$6	$—	$11
Southern Resources	24	15	—	39
Real Estate	74	—	27	101
Manufacturing	7	4	—	11
Energy and Natural Resources	5	1	—	6
Other Costs and Eliminations	(18)	—	—	(18)
Other Unallocated Operating Income (Expense), net	—	—	—	—
Total	$97	$26	$27	$150

Reconciliation to Net Income(1)
Equity Earnings from Timberland Venture	17
Interest Expense	(36)
(Provision) Benefit for Income Taxes	1
Net Income	$79

Reconciliation to Net Cash Provided By Operating Activities
Net Cash Flows from Operations				$116
Interest Expense				36
Amortization of Debt Costs				(1)
Provision / (Benefit) for Income Taxes				(1)
Distributions from Timberland Venture				—
Deferred Income Taxes				2
Gain on Sale of Properties and Other Assets				—
Deferred Revenue from Long-Term Gas Leases				2
Timber Deed Acquired				—
Pension Plan Contributions				10
Working Capital Changes				(10)
Other				(4)
Adjusted EBITDA				$150

(1) Includes reconciling items not allocated to segments for financial reporting purposes.